UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2025

Edgemode, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 E. Broward Blvd., Suite 1700, Ft. Lauderdale, FL 33301

(Address of Principal Executive Offices, and Zip Code)

(707) 687-9093

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2025, Edgemode, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “LGH Purchase Agreement”) with LGH Investments, LLC, an accredited investor (“LGH”), dated September 18, 2025. Pursuant to the LGH Purchase Agreement, the Company sold LGH an unsecured original issue discount promissory note in the principal amount of $115,000 (the “LGH Promissory Note”) for which the Company received net proceeds of $100,000. The proceeds from the sale of the LGH Promissory Note shall be used for working capital. Pursuant to the LGH Purchase Agreement, as consideration for the purchase of the LGH Promissory Note, the Company also issued 3,400,000 shares of the Company’s common stock to LGH (the “Inducement Shares”).

The LGH Promissory Note carries a one-time interest charge of 8%, which was applied to the principal on the issuance date, and matures on June 18, 2026. The LGH Promissory Note is convertible into common stock of the Company at any time after the date of issuance at a conversion price of $0.01 per share. In the event that, beginning 6 months after the date of issuance, the closing price of the Company’s common stock is less than $0.01 per share for more than 5 consecutive trading days, the conversion price shall reset to $0.0075. If the Company’s common stock is less than $0.0075 for more than 5 consecutive trading days, the conversion price shall reset to 70% of the lowest closing price of the Company’s common stock on its principal trading market during the 15 trading days preceding the date of conversion.

The LGH Promissory Note provides for standard and customary events of default such as failing to timely make payments under the LGH Promissory Note when due, the failure of the Company to timely comply with its reporting requirements with the Securities and Exchange Commission and the failure to maintain a listing on the OTC Markets. Upon the occurrence of an event of default, the outstanding balance of the LGH Promissory Note shall increase to 150% of the outstanding balance prior to such event of default and shall accrue a penalty of $1,000 per day until the default is remedied. At no time may the LGH Promissory Note be converted into shares of the Company’s common stock if such conversion would result in LGH, or its affiliates, owning an aggregate of more than 4.99% of the then outstanding shares of the Company’s common stock.

The LGH Promissory Note and Inducement Shares were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

The description of the LGH Purchase Agreement and the LGH Promissory Note are not complete and are qualified in their entirety by the full text of the LGH Purchase Agreement and the LGH Promissory Note, filed herewith as Exhibits 10.1 and 10.2 which are incorporated by reference into this Item 1.01.

Also on September 23, 2025, the Company entered into a Securities Purchase Agreement (the “Crom Purchase Agreement”) with Crom Structured Opportunities Fund I, LP (“Crom”), an accredited investor, dated September 22, 2025. Pursuant to the Crom Purchase Agreement, the Company sold Crom an unsecured original issue discount promissory note in the principal amount of $143,750 (the “Crom Promissory Note”) for which the Company received net proceeds of $125,000. The proceeds from the sale of the Crom Promissory Note shall be used for working capital. Pursuant to the Crom Purchase Agreement, as consideration for the purchase of the Crom Promissory Note, the Company also issued 4,250,000 shares of the Company’s common stock to Crom (the “Crom Commitment Shares”). The Company paid $6,000 to Crom and its counsel for legal fees.

The Crom Promissory Note carries a one-time interest charge of 10% (24% per annum or the lesser of the maximum amount permitted by law on any principal amount not paid when the Crom Promissory Note are due), and matures on September 22, 2026, which is also the date upon which the principal amount of the Crom Promissory Note and any accrued unpaid interest is due and payable. The Crom Promissory Note is convertible into common stock of the Company at any time on or following the date of issuance. The conversion price shall be the lesser (i) 65% of the lowest closing price of the Company’s common stock on the applicable principal market on any trading day during the ten trading days prior to the date of conversion or (ii) $0.01, subject to adjustment as provided in the Crom Promissory Note. The conversion price of the Crom Promissory Note will be adjusted if the Company (i) pays a stock dividend or otherwise makes a distribution in shares of common stock, (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines outstanding shares of common stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of the Company.

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Pursuant to the Crom Promissory Note, if the Company receives cash proceeds from any source or from the sale of assets by the Company, Crom has the right to require the Company to apply up to 25% of such proceeds to the repayment of the outstanding principal amount and interest. If the Company makes any repayment from the receipt of cash proceeds prior to the occurrence of an Event of Default (as defined in the Crom Promissory Note), the Company shall pay to Crom an amount equal to the sum of: (i) 110% multiplied by the principal amount of the Crom Promissory Note then outstanding plus (ii) 110% multiplied by the accrued and unpaid interest on the principal amount of the Crom Promissory Note. Upon the occurrence of any Event of Default, the Crom Promissory Note shall become immediately due and payable.

The Crom Promissory Note provides for standard and customary events of default such as failing to timely make payments under the Crom Promissory Note when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934 reporting requirements and the failure to maintain a listing on the OTC Markets. The Crom Promissory Note also contains customary covenants. At no time may the Crom Promissory Note be converted into shares of the Company’s common stock if such conversion would result in Crom, or its affiliates owning an aggregate of more than 4.99% of the then outstanding shares of the Company’s common stock.

Pursuant to the Crom Purchase Agreement, until the earlier of 12 months from the date of the agreement or satisfaction of the Crom Promissory Note, Crom has a right of first refusal to participate in any subsequent offering by the Company of debt, equity or equity equivalent securities.

Further, on September 23, 2025, the Company entered into a Securities Purchase Agreement (the “Jefferson Purchase Agreement”) with Jefferson Street Capital, LLC (“Jefferson”), an accredited investor, dated September 22, 2025. Pursuant to the Jefferson Purchase Agreement, the Company sold Jefferson an unsecured original issue discount promissory note in the principal amount of $143,750 (the “Jefferson Promissory Note”) for which the Company received net proceeds of $125,000. The proceeds from the sale of the Jefferson Promissory Note shall be used for working capital. Pursuant to the Jefferson Purchase Agreement, as consideration for the purchase of the Jefferson Promissory Note, the Company issued 4,250,000 shares of the Company’s common stock to Jefferson (the “Jefferson Commitment Shares”). The Company paid $6,000 to Jefferson and its counsel for legal fees.

The Jefferson Promissory Note carries a one-time interest charge of 10% (24% per annum or the lesser of the maximum amount permitted by law on any principal amount not paid when the Jefferson Promissory Note are due), and matures on September 22, 2026, which is also the date upon which the principal amount of the Jefferson Promissory Note and any accrued unpaid interest is due and payable. The Jefferson Promissory Note is convertible into common stock of the Company at any time on or following the date of issuance. The conversion price shall be the lesser (i) 65% of the lowest closing price of the Company’s common stock on the applicable principal market on any trading day during the ten trading days prior to the date of conversion or (ii) $0.01, subject to adjustment as provided in the Jefferson Promissory Note. The conversion price of the Jefferson Promissory Note will be adjusted if the Company (i) pays a stock dividend or otherwise makes a distribution in shares of common stock, (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines outstanding shares of common stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of the Company.

Pursuant to the Jefferson Promissory Note, if the Company receives cash proceeds from any source or from the sale of assets by the Company, Jefferson has the right to require the Company to apply up to 25% of such proceeds to the repayment of the outstanding principal amount and interest. If the Company makes any repayment from the receipt of cash proceeds prior to the occurrence of an Event of Default (as defined in the Jefferson Promissory Note), the Company shall pay to Jefferson an amount equal to the sum of: (i) 110% multiplied by the principal amount of the Jefferson Promissory Note then outstanding plus (ii) 110% multiplied by the accrued and unpaid interest on the principal amount of the Jefferson Promissory Note. Upon the occurrence of any Event of Default, the Jefferson Promissory Note shall become immediately due and payable.

The Jefferson Promissory Note provides for standard and customary events of default such as failing to timely make payments under the Jefferson Promissory Note when due, the failure of the Company to timely comply with the Securities Exchange Act of 1934 reporting requirements and the failure to maintain a listing on the OTC Markets. The Jefferson Promissory Note also contains customary covenants. At no time may the Jefferson Promissory Note be converted into shares of the Company’s common stock if such conversion would result in Jefferson, or its affiliates owning an aggregate of more than 4.99% of the then outstanding shares of the Company’s common stock.

Pursuant to the Jefferson Purchase Agreement, until the earlier of 12 months from the date of the agreement or satisfaction of the Jefferson Promissory Note, Jefferson has a right of first refusal to participate in any subsequent offering by the Company of debt, equity or equity equivalent securities.

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The Crom Promissory Note, Crom Commitment Shares, Jefferson Promissory Note and Jefferson Commitment Shares were issued in a private placement in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

The description of the Crom Purchase Agreement, the Crom Promissory Note, the Jefferson Purchase Agreement and the Jefferson Promissory Note are not complete and are qualified in their entirety by the full text of the Crom Purchase Agreement, the Crom Promissory Note, the Jefferson Purchase Agreement and the Jefferson Promissory Note, filed herewith as Exhibits 10.3, 10.4, 10.5 and 10.6 which are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement between Edgemode, Inc. and LGH Investments, LLC dated September 18, 2025 and effective September 23, 2025

10.2	Promissory Note issued by Edgemode, Inc. in favor of LGH Investments, LLC dated September 18, 2025

10.3	Securities Purchase Agreement between Edgemode, Inc. and Crom Structured Opportunities Fund I, LP dated September 22, 2025 and effective September 23, 2025

10.4	Promissory Note issued by Edgemode, Inc. in favor of Crom Structured Opportunities Fund I, LP dated September 22, 2025

10.5	Securities Purchase Agreement between Edgemode, Inc. and Jefferson Street Capital, LLC dated September 22, 2025 and effective September 23, 2025

10.6	Promissory Note issued by Edgemode, Inc. in favor of Jefferson Street Capital, LLC dated September 22, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edgemode, Inc.

Dated: September 29, 2025	By:	/s/ Charlie Faulkner
	Name:	Charlie Faulkner
	Title:	Chief Executive Officer

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